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                                                                     EXHIBIT 4.1

OTG                      [OTG LOGO]

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
                                       OTG SOFTWARE, INC.
COMMON STOCK             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                CUSIP 671059 10 3
                                   $.01 PAR VALUE PER SHARE                          SEE REVERSE FOR CERTAIN DEFINITIONS
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THIS CERTIFIES THAT



is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                               OTG SOFTWARE, INC.

(the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:

[SIGNATURE]         [OTG CORPORATE SEAL]     /s/ Richard Kay
     SECRETARY                                         PRESIDENT

Countersigned and Registered:
EQUISERVE TRUST COMPANY, N.A.
                                                       Transfer Agent
By:                                                     and Registrar

                                                 Authorized Signature
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     The corporation has more than one class or series of stock authorized to be issued. The corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class or series of stock authorized to be issued by the corporation as set forth in the Certificate of Incorporation of the corporation and amendments thereto filed with the Secretary of State of Delaware.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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


TEN COM - as tenants in common       UNIF GIFT MIN ACT-           Custodian
                                                      ------------         --------------
                                                        (Cust)               (Minor)
TEN ENT - as tenants by the entireties                  under Uniform Gifts to Minors
JT TEN  - as joint tenants with right of                Act
          survivorship and not as tenants              ----------------------------------
          in common                                                (State)

UNIF TRANS MIN ACT-           Custodian
                  ------------         --------------
                     (Cust)                (Minor)
                     under Uniform Transfers to Minors
                     Act
                    --------------------------------
                              (State)
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    Additional abbreviations may also be used though not in the above list.


      For value received,                  hereby sell, assign and transfer unto
                         -----------------

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                        INDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee

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--------------------------------------------------------------------------Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ---------------------------


                                  --------------------------------------------
                                      NOTICE: The signature to this assignment
                                  must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.



                                         Signature(s) Guaranteed:


                                      ----------------------------------------
                                      THE SIGNATURE(S) MUST BE GUARANTEED BY
                                      AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM), PURSUANT
                                      TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.